                                                                    Exhibit 99.2

                             JOINT FILER INFORMATION

     This Amendment to a Statement on Form 4 is filed jointly by (i) Virgin
Entertainment Investment Holdings Limited ("VEIHL"), (ii) Corvina Holdings
Limited ("Corvina"), (iii) Gamay Holdings Limited ("Gamay"), (iv) Virgin Group
Holdings Limited ("VGHL"), (v) Sir Richard Branson, (vi) Cougar Investments
Limited ("Cougar"), (vii) Plough Investments Limited ("Plough"), (viii) Deutsche
Bank Trustee Services (Guernsey) Limited ("DBTSGL"), solely in its capacity as trustee on behalf of the Virgo Trust, The Libra Trust, the Jupiter Trust, the
Mars Trust, the Venus Trust, the Leo Trust and The Gemini Trust (such trusts collectively referred to as the "DB Trusts"), and (ix) RBC Trustees (C.I.)
Limited ("RBC"), solely in its capacity as trustee on behalf of The Aquarius
Trust, The Aries Trust, the Capricorn Trust, The Pisces Trust and The Saturn
Trust (such trusts collectively referred to as the "RBC Trusts"). The principal business address of each of VEIHL, Corvina, Gamay, VGHL, RBC and the RBC Trusts is La Motte Chambers, St. Helier, Jersey JE4 8YP. The principal business address of Sir Richard Branson is Richard's House, the Valley, Virgin Gorda, Necker
Island, British Virgin Islands. The principal business address of Cougar and
Plough is St. Paul's Gate, New Street, St. Helier, Jersey JE4 8YP. The principal business address of DBTSGL and the DB Trusts is Lefebvre Court, Lefebvre Street,
St Peter Port, Guernsey GY1 6EJ.

Name of Designated Filer: Virgin Entertainment Investment Holdings Limited

Date of Event Requiring Original Statement: May 13, 2009

Issuer Name and Ticker or Trading Symbol: Virgin Media Inc. (VMED)

Date: May 14, 2009

                              Virgin Entertainment Investment Holdings Limited

                                 /s/ Paul Fauvel
                              -------------------------------------------------
                              Paul Fauvel
                              Director

                            Corvina Holdings Limited

                                 /s/ Paul Fauvel
                              -------------------------------------------------
                              Paul Fauvel
                              Director

                             Gamay Holdings Limited

                                 /s/ Paul Fauvel
                              -------------------------------------------------
                              Paul Fauvel
                              Director

                              Virgin Group Holdings Limited

                                 /s/ Paul Fauvel
                              -------------------------------------------------
                              Paul Fauvel
                              Director

                             /s/ Sir Richard Branson
                              -------------------------------------------------
                               Sir Richard Branson

                              Cougar Investments Limited

                                /s/ Alison Renouf
                              -------------------------------------------------
                              Alison Renouf
                              Director

                              Plough Investments Limited

                                /s/ Alison Renouf
                              -------------------------------------------------
                              Alison Renouf
                              Director

                              RBC Trustees (C.I.) Limited (as trustee for the
                              RBC Trusts)

                                 /s/ Paul Fauvel
                              -------------------------------------------------
                              Paul Fauvel
                              Authorized Signatory

                              Deutsche Bank Trustee Services (Guernsey)
                              Limited

                                /s/ Alison Renouf
                              -------------------------------------------------
                              Alison Renouf
                              Director

                                /s/ Tracy Martel
                              -------------------------------------------------
                              Tracy Martel
                              Authorized Signatory